UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 30, 2006

STUDIO ONE MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10196	23-2517953
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7650 E. Evans Rd., Suite C
Scottsdale, Arizona  85260
(Address of principal executive offices) (Zip Code)

(480) 861-1183
(Registrant's telephone number, including area code)

DIMENSIONAL VISIONS INCORPORATED
8777 N. Gainey Center Drive, Suite 191, Scottsdale, Arizona 85258
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As of March 30, 2006, Barry M. Goldwater, Jr., and Kenneth R. Pinckard were appointed to serve as directors of Studio One Media, Inc. On the same date, Barry M. Goldwater, Jr., was elected as Chairman of the Board of Directors.

Barry Goldwater, age 67, is a graduate of Arizona State University with a bachelor of science in marketing and management. Prior to running for Congress in 1969, he was a partner with a Los Angeles based securities brokerage firm where he developed an institutional customer base and traded large blocks of securities on all stock exchanges. From 1969 to 1984, he served as U.S. Congressman in Washington, D.C., representing half a million constituents of northern Los Angeles County. He and his father were unique, representing one of the few instances in U.S. history when both father and son were serving in Congress at the same time. During Barry's 14 years in Washington he served on a number of committees, including Committee on Science and Technology, Committee on Public Works and Transportation, and the Joint Committee on Energy. His areas of expertise included energy, the space program, aviation and defense, and government procurement. He was on the committee that reviewed the disaster involving the space shuttle "Challenger." Barry authored and saw the Privacy Act of 1974 signed into law. He served on the privacy Commission that looked into privacy issues affecting the private and corporate sectors, an issue that remains a matter of public, private and corporate concern as we move into a global electronic network and information systems. He was very instrumental in all facets of energy policy and research and development and was considered an expert concerning transportation matters. In 1984 Mr. Goldwater left Congress and entered business in Beverly Hills, Los Angeles, New York and Phoenix. For the past 21 years Barry has held responsible positions involving finance and management including eight years as a member of the New York Stock Exchange. Barry has received several humanitarian awards including the Leadership Award from the President's Commission on Employment of the Handicapped and an Achievement Award from the National Academy of Television Arts and Sciences.

Kenneth Pinckard, is currently a member in good standing of the State Bar of Arizona with extensive experience in startup ventures, investments, corporate acquisitions and mergers, turn-arounds and reorganizations, corporate finance, tax, bankruptcy matters, and commercial real estate development, construction, management and leasing.   Mr. Pinckard holds a B.B.A., Accounting from the University of Texas at Austin and a Juris Doctorate from the University of Houston.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 30, 2006

STUDIO ONE MEDIA, INC.
(f/k/a Dimensional Visions Incorporated

By:       /s/ Preston J. Shea
Name:  Preston J. Shea
Title:    President